Waddell & Reed Advisors
                    New Concepts
                    Fund, Inc.

                    SEMIANNUAL
                    REPORT
                    -------------------------------------------
                    For the six months ended September 30, 2000

CONTENTS

         3     President's Letter

         5     Performance Summary

         7     Portfolio Highlights

         8     Investments

        11     Statement of Assets and Liabilities

        12     Statement of Operations

        13     Statement of Changes in Net Assets

        14     Financial Highlights

        18     Notes to Financial statements

        25     Independent Auditors' Report

        26     Directors & Officers














This report is submitted for the general information of the shareholders of Waddell & Reed Advisors New Concepts Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors New Concepts Fund, Inc. current prospectus and current Fund performance information.

PRESIDENT'S LETTER OF NEW CONCEPTS FUND
SEPTEMBER 30, 2000



Dear Shareholder:

We are delighted to share with you this report on your Fund's operations for the six months ended September 30, 2000.

The last six months marked an unusual and frenetic time for the markets and the economy. Concerns during the second quarter of 2000 centered on a soaring economy, the potential for increased inflation and a drop in the valuation of technology stocks. During the third quarter, rising energy prices, a faltering euro, worries about violence in the Middle East and doubts about third quarter corporate earnings reports replaced those previous concerns.

Together, these issues served to depress stock prices as we entered the fourth quarter of 2000. Additionally, a pending presidential election has made the Federal Reserve hesitant to take any action, although it appears that a soft landing has been engineered for the once-flying economy.

For the last six months, the technology-heavy Nasdaq Composite Index was down
19.68 percent, while the Nasdaq Industrial Index was down 15.43 percent. The performance of the two major indices was also down over the period, as the Standard & Poor's 500 declined 3.81 percent and the Dow Jones Industrial Average was down a more modest 1.82 percent. During the third quarter of 2000, the Dow rebounded a bit, increasing 2.36 percent.

By contrast, bonds have done fairly well during the last six months. It appears that a combination of decreasing concerns about inflation and the Fed being less aggressive in raising interest rates has helped bond performance during the period.

Going forward, we believe it is essential for investors to maintain a long-term perspective and to stick with specific financial plans. Short-term downturns often create excellent buying opportunities, as well as opportunities to further diversify a portfolio.

Overall, investors have been rewarded well in recent years. Those who continue a structured and consistent investment program remain well positioned to take advantage of opportunities, including those presented by the market's occasional downdrafts. Just as we urge you not to become unduly concerned if the market moves downward in the near term, we would urge that you not become too exuberant when it moves higher in similarly short time periods.

It is impossible to predict with certainty where markets will go next, but one thing that remains certain is that a well-thought-out investment plan is important. Remember, a plan that is appropriate for you is appropriate regardless of inevitable market changes. You have a partnership with your Waddell & Reed financial advisor, and that partnership is built upon a customized program based on your specific needs. Focusing on that plan, despite market fluctuations, could be your key to a sound financial future. Thank you for your ongoing commitment and support.

Respectfully,


Robert L. Hechler
President

SHAREHOLDER SUMMARY
--------------------------------------------------------------
Waddell & Reed Advisors New Concepts Fund, Inc.

PORTFOLIO STRATEGY:
Common Stock in                 GOAL:   To seek the growth of
mid-capitalization companies            capital.
                            STRATEGY:   Invests primarily in
                                        common stocks of U.S. and
                                        foreign companies whose market
                                        capitalizations are within the range of
                                        capitalizations of companies comprising
                                        the Russell Mid-Cap Growth Index and
                                        that the Manager believes offer above-
                                        average growth potential.

                             FOUNDED:   1983

        SCHEDULED DIVIDEND FREQUENCY:   ANNUALLY (December)


PERFORMANCE SUMMARY - Class A Shares

           PER SHARE DATA
For the Six Months Ended September 30, 2000
-------------------------------------------

NET ASSET VALUE ON
   9-30-00                     $13.59
   3-31-00                      15.07
                               ------
CHANGE PER SHARE               $(1.48)
                               ======

Past performance is not necessarily indicative of future results.

AVERAGE ANNUAL TOTAL RETURN (1)
                         Class A                      Class B
                  -----------------------     -----------------------
                      With      Without         With     Without
Period           Sales Load(2) Sales Load(3)  CDSC(4)    CDSC(5)
------            ----------   ----------    ----------- --------
 1-year period
  ended 9-30-00     33.16%      41.28%            ---        ---
 5-year period
  ended 9-30-00     20.64%      22.08%            ---        ---
10-year period
  ended 9-30-00     24.79%      25.53%            ---        ---
Cumulative return
  since inception
  of Class (6)       ---          ---           33.61%    38.61%

(1)Performance data represents share price appreciation, including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(2)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(3)Performance data does not take into account the sales load deducted on an initial purchase.
(4)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(5)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(6)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).

AVERAGE ANNUAL TOTAL RETURN(1)
                         Class C               Class Y(2)
                  -----------------------      ----------
                      With      Without
Period               CDSC(3)     CDSC(4)
------            ----------   ----------
 1-year period
  ended 9-30-00      ---          ---           41.53%
 5-year period
  ended 9-30-00      ---          ---           22.44%
10-year period
  ended 9-30-00      ---          ---             ---
Cumulative return
  since inception
  of Class(5)       37.71%      38.71%            ---
Since inception
  of Class(5)        ---          ---           22.10%

(1)Performance data represents share price appreciation, including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(2)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(3)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment.
(4)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(5)10-4-99 for Class C shares and 9-6-95 for Class Y shares (the date on which shares were first acquired by shareholders).

The recent growth rate and volatility in the stock market has helped produce short-term returns that may not be typical and may not continue in the future.

A substantial portion of the Fund's returns during recent periods is attributable to investment in initial public offerings.

PORTFOLIO HIGHLIGHTS

On September 30, 2000, Waddell & Reed Advisors New Concepts Fund, Inc. had net assets totaling $1,888,836,399 invested in a diversified portfolio of:

   93.31%  Common Stocks
   6.69%  Cash and Cash Equivalents

As a shareholder of Waddell & Reed Advisors New Concepts Fund, Inc., for every $100 you had invested on September 30, 2000, your Fund owned:

 $39.70  Manufacturing Stocks
  28.45  Services Stocks
  13.20  Transportation, Communication, Electric
           and Sanitary Services Stocks
   6.69  Cash and Cash Equivalents
   5.53  Finance, Insurance and Real Estate Stocks
   5.19  Mining Stocks
   1.24  Wholesale and Retail Trade Stocks

THE INVESTMENTS OF
WADDELL & REED ADVISORS NEW CONCEPTS FUND, INC.
SEPTEMBER 30, 2000

                                              Shares        Value

COMMON STOCKS
Advertising - 0.48%
 Valassis Communications, Inc.*  .........  409,000  $  9,100,250

Automotive Dealers and Service Stations - 0.55%
 O'Reilly Automotive, Inc.*  .............  712,500    10,442,578

Building Materials and Garden Supplies - 0.64%
 Fastenal Company  .......................  210,000    12,035,625

Business Services - 24.79%
 Acxiom Corporation*  ....................1,141,700    36,106,263
 Aether Systems, Inc.* ...................  204,100    21,538,928
 America Online, Inc.*  ..................  825,000    44,343,750
 Cerner Corporation*  ....................1,219,800    56,682,581
 Certicom Corp.* .........................  144,850     5,771,367
 CheckFree Holdings Corporation*  ........1,646,000    68,977,688
 Critical Path, Inc.*  ...................  500,000    30,171,875
 Dendrite International, Inc.*  ..........  900,000    24,103,125
 Descartes Systems*  .....................  929,000    45,869,375
 Digital Insight Corporation* ............  571,900    20,284,578
 Genomica Corporation* ...................   25,000       486,725
 Getty Images, Inc.*  ....................  459,600    13,974,712
 Intuit Inc.*  ...........................1,200,000    68,437,500
 S1 Corporation*  ........................1,539,100    18,421,103
 Ticketmaster Online-CitySearch, Inc.,
   Class B* ..............................  450,000     7,607,812
 USINTERNETWORKING, Inc.*  ...............  825,750     5,509,322
   Total .................................            468,286,704

Chemicals and Allied Products - 8.76%
 Biogen, Inc.* ...........................  600,000    36,618,750
 Dial Corporation (The)  .................1,000,000    11,625,000
 Genzyme Corporation - General Division*    800,000    54,575,000
 IVAX Corporation*  ......................  235,000    10,810,000
 King Pharmaceuticals, Inc.*  ............  600,000    20,062,500
 QLT Inc.*  ..............................  449,000    31,836,906
   Total .................................            165,528,156

Communication - 8.69%
 LCC International, Inc.*  ...............  412,500     5,994,141
 Motient Corporation*  ...................  625,000     8,808,594
 Research In Motion Limited*  ............  913,000    90,016,094
 Research In Motion Limited* (A)  ........  600,000    59,323,158
   Total .................................            164,141,987

Depository Institutions - 4.73%
 Concord EFS, Inc.*  ..................... 2,514,850   89,355,764


                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
WADDELL & REED ADVISORS NEW CONCEPTS FUND, INC.
SEPTEMBER 30, 2000

                                              Shares        Value

COMMON STOCKS (Continued)
Educational Services - 0.57%
 Edison Schools Inc.*  ...................  339,000  $ 10,784,438

Electric, Gas and Sanitary Services - 3.73%
 El Paso Energy Corporation  .............1,144,000    70,499,000

Electronic and Other Electric Equipment - 13.02%
 C-MAC Industries Inc.*  .................  538,000    30,935,000
 Chartered Semiconductor Manufacturing
   Ltd, ADR* .............................  276,800    16,806,950
 Cypress Semiconductor Corporation*  .....  829,000    34,455,312
 Elastic Networks Inc.*  .................  101,000     1,410,869
 Lattice Semiconductor Corporation*  .....  822,000    44,156,813
 Maytag Corporation  .....................  500,000    15,531,250
 Micron Technology, Inc.*  ...............  852,900    39,233,400
 Microsemi Corporation*  .................  600,000    22,950,000
 TelCom Semiconductor, Inc.*  ............  661,300     9,857,503
 Viasystems Group, Inc.*  ................1,800,000    30,600,000
   Total .................................            245,937,097

Engineering and Management Services - 2.61%
 Incyte Pharmaceuticals, Inc.*  ..........1,200,000    49,312,500

Industrial Machinery and Equipment - 13.10%
 Baker Hughes Incorporated  ..............2,075,300    77,045,513
 Cisco Systems, Inc.*  ...................  480,000    26,520,000
 Compaq Computer Corporation  ............  500,000    13,790,000
 Concurrent Computer Corp.*  .............2,500,000    47,578,125
 Cooper Cameron Corporation*  ............  550,000    40,528,125
 CoSine Communications, Inc.*  ...........  145,000     7,993,125
 RSA Security Inc.*  .....................  790,000    34,044,062
   Total .................................            247,498,950

Instruments and Related Products - 1.28%
 PE Corporation - Celera Genomics Group*     100,000    9,962,500
 PE Corporation - PE Biosystems Group  ...   121,500   14,154,750
   Total .................................             24,117,250

Miscellaneous Manufacturing Industries - 0.36%
 CoorsTek, Inc.*  ........................  177,500     6,767,188

Oil and Gas Extraction - 5.19%
 Burlington Resources Incorporated  ......1,492,000    54,924,250
 Noble Affiliates, Inc.  .................1,162,000    43,139,250
   Total .................................             98,063,500

Printing and Publishing - 0.54%
 Martha Stewart Living Omnimedia, Inc.*  .  388,500    10,198,125


                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
WADDELL & REED ADVISORS NEW CONCEPTS FUND, INC.
SEPTEMBER 30, 2000

                                              Shares        Value

COMMON STOCKS (Continued)
Real Estate - 0.80%
 HomeServices.Com Inc.*  .................  297,500  $  3,384,062
 homestore.com, Inc.*  ...................  250,200    11,673,394
   Total .................................             15,057,456

Transportation Equipment - 2.64%
 Harley-Davidson, Inc.  ..................1,040,000    49,790,000

Trucking and Warehousing - 0.78%
 Iron Mountain Incorporated*  ............  400,000    14,800,000

Wholesale Trade - Nondurable Goods - 0.05%
 Repeater Technologies, Inc.*  ...........   73,400       841,806

TOTAL COMMON STOCKS - 93.31%                       $1,762,558,374
 (Cost: $1,289,296,674)

TOTAL SHORT-TERM SECURITIES - 9.74%                  $183,885,926
 (Cost: $183,885,926)

TOTAL INVESTMENT SECURITIES - 103.05%              $1,946,444,300
 (Cost: $1,473,182,600)

LIABILITIES, NET OF CASH AND
 OTHER ASSETS - (3.05%)                              (57,607,901)

NET ASSETS - 100.00%                               $1,888,836,399


Notes To Schedule of Investments

*No income dividends were paid during the preceding 12 months.

(A) Listed on an exchange outside the United States.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

WADDELL & REED ADVISORS NEW CONCEPTS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000
(In Thousands, Except for Per Share Amounts)
Assets
 Investment securities - at value
   (Notes 1 and 3) .................................   $1,946,444
 Cash   ............................................            3
 Receivables:
   Investment securities sold.......................       23,578
   Fund shares sold ................................        1,809
   Dividends and interest ..........................          503
 Prepaid insurance premium  ........................           22
                                                       ----------
    Total assets  ..................................    1,972,359
                                                       ----------
Liabilities
 Payable for investment sercurities purchased ......       62,468
 Payable to Fund shareholders  .....................       20,184
 Accrued service fee (Note 2)  .....................          343
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................          340
 Accrued management fee (Note 2)  ..................           86
 Accrued distribution fee (Note 2)  ................           46
 Accrued accounting services fee (Note 2)  .........           10
 Other  ............................................           46
                                                       ----------
    Total liabilities  .............................       83,523
                                                       ----------
      Total net assets .............................   $1,888,836
                                                       ==========
Net Assets
 $1.00 par value capital stock
   Capital stock ...................................   $  139,046
   Additional paid-in capital ......................      921,366
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment loss....       (6,823)
   Accumulated undistributed net realized gain
    on investment transactions  ....................      361,985
   Net unrealized appreciation in value of
    investments  ...................................      473,262
                                                       ----------
    Net assets applicable to outstanding units
      of capital ...................................   $1,888,836
                                                       ==========
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................       $13.59
 Class B  ..........................................       $13.43
 Class C  ..........................................       $13.44
 Class Y  ..........................................       $13.67
Capital shares outstanding
 Class A  ..........................................      133,819
 Class B  ..........................................        3,290
 Class C  ..........................................          599
 Class Y  ..........................................        1,338
Capital shares authorized ..........................      300,000
                       See notes to financial statements.

WADDELL & REED ADVISORS NEW CONCEPTS FUND, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended SEPTEMBER 30, 2000
(In Thousands)

Investment Loss
 Income (Note 1B):
   Interest and amortization .......................    $   4,409
   Dividends .......................................        1,218
                                                         --------
    Total income  ..................................        5,627
                                                         --------
 Expenses (Note 2):
   Investment management fee .......................        7,635
   Service fee:
    Class A ........................................        2,138
    Class B ........................................           45
    Class C ........................................            8
   Transfer agency and dividend disbursing:
    Class A ........................................        1,827
    Class B ........................................          112
    Class C ........................................           18
   Distribution fee:
    Class A ........................................          121
    Class B ........................................          135
    Class C ........................................           24
   Custodian fees ..................................           57
   Accounting services fee .........................           52
   Shareholder servicing - Class Y .................           14
   Audit fees ......................................           11
   Legal fees ......................................            8
   Other ...........................................          245
                                                         --------
    Total expenses  ................................       12,450
                                                         --------
      Net investment loss ..........................       (6,823)
                                                         --------

Realized and Unrealized Gain (Loss) on
 Investments (Notes 1 and 3)
 Realized net gain on securities  ..................      175,982
 Realized net gain on call options written  ........          298
                                                         --------
   Realized net gain on investments ................      176,280

 Unrealized depreciation in value of investments
   during the period ...............................     (363,401)
                                                         --------
    Net loss on investments  .......................     (187,121)
                                                         --------
      Net decrease in net assets resulting from
       operations  .................................    $(193,944)
                                                        =========

                       See notes to financial statements.

WADDELL & REED ADVISORS NEW CONCEPTS FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(In Thousands)
                                            For the       For the
                                          six months    fiscal year
                                             ended         ended
                                         September 30,   March 31,
                                             2000          2000
Increase (Decrease) in Net Assets       ------------   ------------
 Operations:
   Net investment loss ..............    $    (6,823)    $   (9,423)
   Realized net gain on investments .        176,280        282,434
   Unrealized appreciation(depreciation)    (363,401)      530,512
                                          ----------     ----------
    Net increase (decrease) in net assets
      resulting from operations .....       (193,944)      803,523
                                          ----------     ----------
 Distributions to shareholders from (Note 1D):*
   Net investment income:
    Class A  ........................            ---           ---
    Class B .........................            ---            ---
    Class C .........................            ---            ---
    Class Y  ........................            ---           ---
   Realized gains on securities transactions:
    Class A  ........................            ---       (149,021)
    Class B .........................            ---           (616)
    Class C .........................            ---            (89)
    Class Y  ........................            ---         (1,793)
                                          ----------     ----------
                                                 ---       (151,519)
                                          ----------     ----------
 Capital share transactions
   (Note 5) .........................         43,466        403,326
                                          ----------     ----------
       Total increase(decrease)  ....       (150,478)     1,055,330
Net Assets
 Beginning of period ............ ...      2,039,314        983,984
                                          ----------     ----------
 End of period  .....................     $1,888,836     $2,039,314
                                          ==========     ==========
   Undistributed net investment
    loss  ...........................        $(6,823)          $---
                                            ========           ====
                 *See "Financial Highlights" on pages 14 - 17.
                       See notes to financial statements.

WADDELL & REED ADVISORS NEW CONCEPTS FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:*
                     For the
                      six
                    months    For the fiscal year ended March 31,
                     ended    -----------------------------------
                    9-30-00    2000   1999    1998   1997    1996
                    -------  ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ........... $15.07  $ 9.52  $9.24   $6.80  $7.73   $6.13
                     ------  ------  -----   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...  (0.05)  (0.09) (0.00)   0.01   0.03    0.02
 Net realized and
   unrealized gain
   (loss) on
   investments .....  (1.43)   6.96   1.54    3.29  (0.64)   1.81
                     ------  ------  -----   -----  -----   -----
Total from investment
 operations  .......  (1.48)   6.87   1.54    3.30  (0.61)   1.83
                     ------  ------  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........  (0.00)  (0.00) (0.01)  (0.01) (0.03)  (0.02)
 From capital gains   (0.00)  (1.32) (1.25)  (0.85) (0.29)  (0.21)
                     ------  ------  -----   -----  -----   -----
Total distributions.  (0.00)  (1.32) (1.26)  (0.86) (0.32)  (0.23)
                     ------  ------  -----   -----  -----   -----
Net asset value,
 end of period  ....  $13.59 $15.07  $9.52   $9.24  $6.80   $7.73
                     ======  ======  =====   =====  =====   =====

Total return**......  -9.82%  74.61% 17.83%  51.44% -8.38%  30.18%
Net assets, end
 of period (in
 millions) ......... $1,819  $1,984   $972    $779   $501    $492
Ratio of expenses
 to average net
 assets  ...........   1.35%***1.32%  1.29%   1.25%  1.27%   1.19%
Ratio of net investment
 income (loss) to average
 net assets  .......  -0.73%***-0.66%-0.04%   0.06%  0.39%   0.29%
Portfolio turnover
 rate  .............  42.62% 127.31% 48.95%  38.51% 38.82%  27.75%

  *Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.
 **Total return calculated without taking into account the sales load deducted on an initial purchase.
***Annualized.

                       See notes to financial statements.

WADDELL & REED ADVISORS NEW CONCEPTS FUND, INC.
FINANCIAL HIGHLIGHTS
Class B Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                           For the
                            For the         period
                              six             from
                            months        10-4-99*
                            ended          through
                            9-30-00        3-31-00
                            -------        -------
Net asset value,
 beginning of period         $14.98         $10.69
                             -----          -----
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...          (0.11)          0.01
 Net realized and
   unrealized gain (loss)
   on investments ..          (1.44)          5.60
                             -----          -----
Total from investment
 operations  .......          (1.55)          5.61
                             -----          -----
Less distributions:
 From net investment
   income ..........          (0.00)         (0.00)
 From capital gains           (0.00)         (1.32)
                             -----          -----
Total distributions           (0.00)         (1.32)
                             -----          -----
Net asset value,
 end of period  ....         $13.43         $14.98
                             =====          =====

Total return .......         -10.35%         54.60%
Net assets, end of
 period (in
 millions)  ........            $44            $28
Ratio of expenses to
 average net assets            2.51%**        2.40%**
Ratio of net investment
 loss to average
 net assets  .......          -1.89%**       -1.73%**
Portfolio turnover
 rate  .............          42.62%        127.31%**

 *Commencement of operations.
**Annualized.


                       See notes to financial statements.

WADDELL & REED ADVISORS NEW CONCEPTS FUND, INC.
FINANCIAL HIGHLIGHTS
Class C Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                           For the
                            For the         period
                             six              from
                            months        10-4-99*
                            ended          through
                            9-30-00        3-31-00
                            -------        -------
Net asset value,
 beginning of period         $14.99         $10.69
                             -----          -----
Income (loss) from investment
 operations:
 Net investment
   income (loss)....          (0.11)          0.02
 Net realized and
   unrealized gain (loss)
   on investments ..          (1.44)          5.60
                             -----          -----
Total from investment
 operations  .......          (1.55)          5.62
                             -----          -----
Less distributions:
 From net investment
   income ..........          (0.00)         (0.00)
 From capital gains           (0.00)         (1.32)
                             -----          -----
Total distributions           (0.00)         (1.32)
                             -----          -----
Net asset value,
 end of period  ....         $13.44         $14.99
                             =====          =====

Total return .......         -10.34%         54.71%
Net assets, end of
 period (in
 millions)  ........             $8             $5
Ratio of expenses to
 average net assets            2.44%**        2.30%**
Ratio of net investment
 loss to average
 net assets  .......          -1.82%**       -1.62%**
Portfolio turnover
 rate  .............          42.62%        127.31%**

 *Commencement of operations.
**Annualized.

                     See notes to financial statements.

WADDELL & REED ADVISORS NEW CONCEPTS FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:*
                                                          For the
                    For the                                period
                      six            For the fiscal          from
                     months       year ended March 31,   9-6-95**
                     ended  ----------------------------- through
                    9-30-00    2000   1999    1998   1997 3-31-96
                    -------  ------ ------  ------ ------ -------
Net asset value,
 beginning of period $15.14  $ 9.53  $9.25   $6.80  $7.74   $7.57
                     ------  ------  -----   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...  (0.03)  (0.05)  0.03    0.03   0.05    0.02
 Net realized and
   unrealized gain (loss)
   on investments...  (1.44)   6.98   1.54    3.30  (0.65)   0.38
                     ------  ------  -----   -----  -----   -----
Total from investment
 operations ........  (1.47)   6.93   1.57    3.33  (0.60)   0.40
                     ------  ------  -----   -----  -----   -----
Less distributions:
 From net investment
   income...........  (0.00)  (0.00) (0.04)  (0.03) (0.05)  (0.02)
 From capital gains   (0.00)  (1.32) (1.25)  (0.85) (0.29)  (0.21)
                     ------  ------  -----   -----  -----   -----
Total distributions.  (0.00)  (1.32) (1.29)  (0.88) (0.34)  (0.23)
                     ------  ------  -----   -----  -----   -----
Net asset value,
 end of period ..... $13.67  $15.14  $9.53   $9.25  $6.80   $7.74
                     ======  ======  =====   =====  =====   =====

Total return .......  -9.71%  75.17% 18.29%  51.83% -8.12%   5.44%
Net assets, end of
 period (in
 millions)  ........    $18     $22    $12     $11     $8      $7
Ratio of expenses
 to average net
 assets ............   1.03%***1.02%  0.95%   0.96%  0.97%   0.96%***
Ratio of net
 investment income
 (loss) to average
 net assets  .......  -0.42%***-0.36% 0.29%   0.35%  0.69%   0.54%***
Portfolio
 turnover rate .....  42.62% 127.31% 48.95%  38.51% 38.82%  27.75%***

  *Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.
 **Commencement of operations.
***Annualized.
                       See notes to financial statements.

WADDELL & REED ADVISORS NEW CONCEPTS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000

NOTE 1 -- Significant Accounting Policies

     Waddell & Reed Advisors New Concepts Fund, Inc. (the "Fund"), formerly United New Concepts Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek growth. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management And Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. The Fund accrues and pays the fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

     In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

     Prior to September 1, 2000, the Accounting Services Agreement was as shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3375 or each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     Prior to September 1, 2000, for Class A, Class B and Class C shares, the Fund paid WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $3,865,775. During the period ended September 30, 2000, W&R received $17,760 and $3,103 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $2,664,743 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

     The Fund paid Directors' fees of $28,072, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $751,515,741 while proceeds from maturities and sales aggregated $732,668,885. Purchases of options aggregated $1,065,292 while proceeds from options aggregated $1,363,564. Purchases of options aggregated $5,622,500 while proceeds from options aggregated $7,114,400. Purchases of short-term securities aggregated $2,100,097,743 while proceeds from maturities and sales aggregated $1,998,582,196. No U.S. Government securities were bought or sold during the period ended September 30, 2000.

     For Federal income tax purposes, cost of investments owned at September 30, 2000 was $1,476,700,148, resulting in net unrealized appreciation of $469,744,152, of which $626,492,421 related to appreciated securities and $156,748,269 related to depreciated securities.
NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $277,946,487 during the year ended March 31, 2000, of which a portion was paid to shareholders during the period ended March 31, 2000. Remaining capital gain net income will be distributed to the Fund's shareholders.

 NOTE 5 -- Multiclass Operations

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock are summarized below.   Amounts are in
thousands.
                            For the       For the
                         six months   fiscal year
                              ended         ended
                      September 30,     March 31,
                               2000          2000
                       ------------  ------------
Shares issued from sale
 of shares:
 Class A  ............       53,101        76,177
 Class B .............        1,531         1,843
 Class C .............          273           367
 Class Y  ............          127           475
Shares issued from reinvestment
 of capital gains distribution:
 Class A  ............          ---        11,409
 Class B .............          ---            48
 Class C .............          ---             7
 Class Y  ............          ---           139
Shares redeemed:
 Class A  ............      (50,916)      (57,998)
 Class B .............         (110)          (22)
 Class C .............          (38)          (10)
 Class Y  ............         (260)         (411)
                             ------        ------
Increase in outstanding
 capital shares ......        3,708        32,024
                             ======        ======
Value issued from sale
 of shares:
 Class A  ............     $682,505    $1,022,613
 Class B .............       19,508        26,532
 Class C .............        3,524         5,432
 Class Y  ............        1,736         5,962
Value issued from reinvestment
 of capital gains distributions:
 Class A  ............          ---       146,603
 Class B .............          ---           616
 Class C .............          ---            89
 Class Y  ............          ---         1,793
Value redeemed:
 Class A  ............     (658,367)     (800,566)
 Class B .............       (1,415)         (330)
 Class C .............         (484)         (165)
 Class Y  ............       (3,541)       (5,253)
                           --------      --------
Increase in outstanding
 capital  ............       43,466      $403,326
                           ========      ========

NOTE 6 -- Options

     Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

     When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For the Fund, when a put written is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium.

     Transactions in call options written were as follows:

                              Number of       Premiums
                              Contracts       Received
                              ---------       --------
     Outstanding at
        March 31, 2000               ---            ---
     Options written                 848     $1,065,292
     Options terminated
       in closing purchase
       transactions                 (848)    (1,065,292)
     Options exercised               ---            ---
     Options expired                 ---            ---
                               ---------       --------
     Outstanding at
       September 30, 2000            ---     $      ---
                               =========       ========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors New Concepts Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors New Concepts Fund, Inc. (formerly United New Concepts Fund, Inc.) (the "Fund") as of September 30, 2000, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and the fiscal year ended March 31, 2000, and the financial highlights for the six-month period ended September 30, 2000 and for each of the five fiscal years in the period ended March 31, 2000. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors New Concepts Fund, Inc. as of September 30, 2000, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and the fiscal year ended March 31, 2000, and the financial highlights for the six-month period ended September 30, 2000 and for each of the five fiscal years in the period ended March 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
November 3, 2000

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin

OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President
Zachary H. Shafran, Vice President




To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.








FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355


Our INTERNET address is:
  http://www.waddell.com

NUR1012SA(9-00)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.